                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 24, 1998
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                   333-51239                  33-0639768
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



       8001 Irvine Center Drive
              6th Floor
          Irvine, California                                      92618
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 450-5500

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51239) filed with the Securities and Exchange Commission (the "Commission") on April 28, 1998 (the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed receivables, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated November 19, 1998, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1998-C, consisting of (A) Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and (B) Auto Loan Backed Certificate (the "Certificate" and, together with the Notes, the "Offered Securities").

         The Offered Securities were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with Salomon, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of November 19, 1998 (the "Underwriting Agreement") between the Registrant and Merrill Lynch, as representative of itself and of Salomon. A copy of the Underwriting Agreement is filed herewith as
Exhibit 1.2.

         The Notes were issued pursuant to an Indenture dated as of November 1, 1998 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1998-C (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.3.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the "Contracts") secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of November 1, 1998 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Trust Agent (the "Trust Agent"). A copy of the Trust Agreement is filed herewith as Exhibit 4.4.

         The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.    Description
         -----------    -----------
            1.2         Underwriting Agreement dated as of November 19, 1998 by
                        and among the Registrant, Onyx Acceptance Corporation
                        and Merrill Lynch, Pierce, Fenner & Smith Incorporated

            4.3         Indenture dated as of November 1, 1998 between Onyx
                        Acceptance Owner Trust 1998-C and The Chase Manhattan
                        Bank, as Indenture Trustee

            4.4         Trust Agreement dated as of November 1, 1998 among the
                        Registrant, as Depositor, Bankers Trust (Delaware), as
                        Owner Trustee, and The Chase Manhattan Bank, as Trust
                        Agent

            10.2        Sale and Servicing Agreement dated as of November 1,
                        1998 among the Registrant, as Seller, Onyx Acceptance
                        Corporation, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONYX ACCEPTANCE FINANCIAL
                                         CORPORATION



December 8, 1998                       By: /s/ REGAN E. KELLY
                                          -------------------------------------
                                          Regan E. Kelly,
                                          Executive Vice President

                                 EXHIBIT INDEX




         Exhibit No.    Description
         -----------    -----------
            1.2         Underwriting Agreement dated as of November 19, 1998 by
                        and among the Registrant, Onyx Acceptance Corporation
                        and Merrill Lynch, Pierce, Fenner & Smith Incorporated

            4.3         Indenture dated as of November 1, 1998 between Onyx
                        Acceptance Owner Trust 1998-C and The Chase Manhattan
                        Bank, as Indenture Trustee

            4.4         Trust Agreement dated as of November 1, 1998 among the
                        Registrant, as Depositor, Bankers Trust (Delaware), as
                        Owner Trustee, and The Chase Manhattan Bank, as Trust
                        Agent

            10.2        Sale and Servicing Agreement dated as of November 1,
                        1998 among the Registrant, as Seller, Onyx Acceptance
                        Corporation, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent